UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

0-12896

(Commission File Number)

Virginia                                                 54-1265373

      (State of incorporation)                                      (I.R.S. Employer Identification No.)

  1 West Mellen Street, Hampton, Virginia      23663

                     (Address of principal executive offices)           (Zip Code)

(757) 728-1200

(Registrant’s telephone number, including area code)

Item 7.   Financial Statements and Exhibits

      ( c )   Exhibits

                Exhibit 99.1 Press release dated April 14, 2003

Item 9.   Regulation FD Disclosure

The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” on Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On April 14, 2003, Old Point Financial Corporation issued a press release reporting earnings and other financial results for its first quarter of 2003, which ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD POINT FINANCIAL CORPORATION
Registrant

/s/Robert F. Shuford
Chairman of the Board
President and Chief Executive Officer

Dated: April 15, 2003